Project Announcement
The AFL-CIO HIT Commits to Finance:
Curtis Apartments Worcester, MA

HIT Investment: $13.1M	Units of Housing: 129 Units (100% affordable)
Union Construction Work Hours: 681,270	Total Economic Benefit: $169.5M

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $97.5 million initial phase of the redevelopment of Curtis Apartments located in Worcester, MA. Originally constructed in 1950, Curtis Apartments offered affordable housing for veterans returning from World War II. It is the second-oldest property within the Worcester Housing Authority’s portfolio and currently houses around 1,300 residents. Phase I marks the initial stage of a broader redevelopment initiative, which, upon completion, will not only replace all existing public housing units but also introduce an additional 155 workforce housing units to the community.

Curtis Apartments Phase I will replace 90 existing public housing units and add 39 newly constructed affordable units. All 129 units at the development will be subject to income restrictions with set-asides ranging from 30% to 80% of area median income. The project consists of two elevatored buildings and ground floor community space. The redevelopment will also include infrastructure and site improvements, along with landscaped open space for residents. The entire Curtis Apartments campus is adjacent to Great Brook Valley Park and is near a variety of amenities, including public transit and retail.

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $6.8 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

www.aflcio-hit.com

AFL-CIO Housing Investment Trust | 1227 25th Street, NW Suite 500 | Washington, DC 20037 US

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